UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): September 6, 2021

CHURCH & DWIGHT CO., INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10585	13-4996950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Charles Ewing Boulevard, Ewing, New Jersey	08628
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 806-1200

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1 par value	CHD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 6, 2021, the Board of Directors (the “Board”) of Church & Dwight Co., Inc. (the “Company”) elected Brad Cashaw as an independent director of the Company, effective as of that date. With the election of Mr. Cashaw, the Board will consist of 11 members. The Board intends to continue to evaluate the size of the Board and the appropriate number of Board members on an ongoing basis. The Board has appointed Mr. Cashaw to serve on the Audit Committee of the Board.

Brad Cashaw, 58, is Chief Supply Chain officer at Flowers Foods, Inc., responsible for its supply chain strategy and operations. Prior to joining Flowers Foods in 2020, Mr. Cashaw was Executive Vice President and Chief Supply Chain Officer at Dean Foods. Prior to that, Mr. Cashaw was Vice President, integrated supply chain for the Cheese & Dairy division of Kraft Foods Group, with responsibility for all aspects of the supply chain. He also served as Senior Vice President, Snacks Supply Chain at the Kellogg Company, with supply chain responsibility for that operating unit.

Mr. Cashaw will be compensated in accordance with the Company’s standard compensation policies and practices for its non-employee directors (pro-rated based on start date), which are generally described in the Company’s proxy statement for its 2021 annual meeting of shareholders.

No family relationships exist between Mr. Cashaw and any of the Company’s other directors or executive officers. There are no arrangements or understandings pursuant to which Mr. Cashaw was elected as a director, and there are no related party transactions between the Company and Mr. Cashaw reportable under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCH & DWIGHT CO., INC.

Date: September 7, 2021	By:	/s/ Patrick de Maynadier
	Name:	Patrick de Maynadier
	Title:	Executive Vice President, General Counsel and Secretary